EXHIBIT 10.3

Supplemental Agreement No. 3

to

Purchase Agreement No. 2211

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-200ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of February
14, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2211 dated November 16, 1998, (the Purchase Agreement) relating to Boeing Model 767-200ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

  Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 3.

2. Tables:

Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", attached hereto, to reflect a change to the delivery date of one (1) 767-200ER aircraft.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ J. A. McGarvey   By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 3

EXHIBIT

A. Aircraft Configuration SA No. 2

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables SA No. 2

EE1. Engine Escalation/Engine Warranty

and Patent Indemnity

SLP1. Service Life Policy Components

LETTER AGREEMENTS Revised By:

2211-01R2 Option Aircraft SA No. 2

2211-02 Demonstration Flights

2211-03 Spares Initial Provisioning

2211-04 Flight Crew Training Spares

Parts Support

2211-05 Escalation Sharing

6-1162-JMG-184 Installation of Cabin Systems Equipment SA No. 1

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1162-JMG-0089 Performance Guarantees

6-1162-JMG-0090 Promotion Support

6-1162-JMG-0092R1 Special Matters SA No. 1

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 July 2, 1999

Supplemental Agreement No. 2 October 31, 2000

Supplemental Agreement No. 3 February 14, 2001

Table 1 to

Purchase Agreement No. 2211

Aircraft Delivery, Description,

Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]